Exhibit 99.1

Quarterly
Operating Supplement
Third Quarter 2006

Radian Asset Assurance Inc.

Quarterly Operating Supplement

September 30, 2006

Introductory Note

This operating supplement presents financial information for Radian Asset Assurance Inc. (Radian) and its consolidated subsidiaries on a GAAP basis. Please visit our website at www.radian.biz on or about November 17, 2006 for selected statutory information.

Company Profile

Radian, founded in 1985 and rated AA by Standard & Poor’s, a division of The McGraw-Hill Companies (S&P), and Fitch Ratings and Aa3 by Moody’s Investor Service (Moody’s), is a leading financial guarantor of structured finance and public finance transactions. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, Radian plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers. Radian is also a leading provider of reinsurance to the major monoline financial guarantors. In addition, Radian provides Trade Credit reinsurance, which was placed in runoff in 2005.

Radian is a subsidiary of Radian Group Inc. (NYSE: RDN), a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London.

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President, Public Finance - Marketing
1 877 337.4925 (within the U.S.)	1 212 984.9222
1 212 983.3100	john.deluca@radian.biz
www.radian.biz

Radian Asset Assurance Inc.

Consolidated GAAP Income Statements* ($ Thousands)

(Unaudited)

	Quarter ended		Nine months ended
	September 30 2006	September 30 2005	September 30 2006	September 30 2005
Revenues
Gross premiums written	$48,691	$78,091	$186,053	$155,241
Ceded premiums written	(123)	(227)	(2,437)	(3,057)

Net premiums written	48,568	77,864	183,616	152,184
Decrease (increase) in deferred premium revenue	3,250	(22,509)	(32,790)	2,740

Premiums earned	51,818	55,355	150,826	154,924

Net investment income	23,793	22,289	68,130	65,194
Gain on sale of investments	79	3,036	1,548	8,152
Change in fair value of derivative instruments	3,919	41,628	(8,861)	39,376

Total revenues	79,609	122,308	211,643	267,646

Expenses
Losses and loss adjustment expenses	3,551	10,454	17,670	25,370
Policy acquisition costs	11,023	13,030	35,943	39,187
Other operating expenses	15,924	18,085	45,943	46,991
Other expense	3,464	3,935	10,922	10,004

Total expenses	33,962	45,504	110,478	121,552

Income before income taxes	45,647	76,804	101,165	146,094
Income tax expense	9,283	23,067	19,445	36,019

Net income	$36,364	$53,737	$81,720	$110,075

*	See Consolidated Explanatory Notes on page 16.

Radian Asset Assurance Inc.

Consolidated GAAP Balance Sheets* ($ Thousands)**

(Unaudited)

	September 30 2006	December 31 2005
Assets
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $2,066,770 and $1,934,133)	$2,125,934	$1,987,565
Trading securities, at fair value (cost $16,503 and $17,318)	23,198	23,264
Common stock, at fair value (cost $931 and $931)	1,164	1,164
Short-term investments	91,863	101,691

Total Investments	2,242,159	2,113,684
Cash and cash equivalents	2,061	5,925
Accrued interest and dividends receivable	25,687	26,372
Premiums and other receivables	21,427	39,824
Deferred policy acquisition costs	147,474	140,658
Prepaid reinsurance premiums	1,800	1,546
Reinsurance recoverable on unpaid losses	2,685	2,699
Prepaid federal income taxes	14,995	14,995
Federal income tax recoverable	—	3,163
Credit derivatives	78,051	23,385
Other assets	7,017	10,954

Total Assets	$2,543,356	$2,383,205

Liabilities and Shareholder’s Equity
Liabilities
Losses and loss adjustment expenses	$174,297	$186,425
Reinsurance payable on paid losses and loss adjustment expenses	3,128	6,142
Deferred premium revenue	667,785	634,424
Federal income taxes payable	7,172	—
Deferred federal income taxes	97,310	66,231
Payable to affiliates	5,849	8,065
Accrued expenses and other liabilities	29,986	21,439

Total Liabilities	985,527	922,726

Shareholder’s Equity
Common stock — $150 par value
Authorized, issued and outstanding — 100,000 shares	15,000	15,000
Additional paid-in capital	599,601	590,579
Retained earnings	899,427	817,708
Accumulated other comprehensive income	43,801	37,192

Total Shareholder’s Equity	1,557,829	1,460,479

Total Liabilities and Shareholder’s Equity	$2,543,356	$2,383,205

*	See Consolidated Explanatory Notes on page 16.
**	Except share amounts.

Radian Asset Assurance Inc.

Consolidated Gross Premiums Written by Product* ($ Thousands)

	Quarter ended			Nine months ended
	September 30 2006	September 30 2005	Percent Change	September 30 2006	September 30 2005	Percent Change
Public Finance Direct	$11,190	$22,540	–50.4%	$49,595	$51,286	–3.3%
Structured Finance Direct	19,575	19,948	–1.9%	59,314	52,608	12.7%
Public Finance Reinsurance	13,844	23,374	–40.8%	60,539	61,354	–1.3%
Structured Finance Reinsurance	4,414	3,092	42.8%	12,919	16,355	–21.0%
Trade Credit Reinsurance	(332)	9,137	–103.6%	3,686	28,380	–87.0%

	48,691	78,091	–37.6%	186,053	209,983	–11.4%
Impact of Recapture	—	—	—	—	(54,742)	100.0%

	$48,691	$78,091	–37.6%	$186,053	$155,241	19.8%

Consolidated Net Premiums Earned by Product* ($ Thousands)

	Quarter ended			Nine months ended
	September 30 2006	September 30 2005	Percent Change	September 30 2006	September 30 2005	Percent Change
Public Finance Direct	$8,388	$7,651	9.6%	$23,681	$24,667	–4.0%
Structured Finance Direct	22,727	20,108	13.0%	66,987	57,098	17.3%
Public Finance Reinsurance	12,097	10,058	20.3%	28,255	25,661	10.1%
Structured Finance Reinsurance	5,479	4,544	20.6%	15,762	15,563	1.3%
Trade Credit Reinsurance	3,127	12,994	–75.9%	16,141	36,474	–55.7%

	51,818	55,355	–6.4%	150,826	159,463	–5.4%
Impact of Recapture	—	—	—	—	(4,539)	100.0%

	$51,818	$55,355	–6.4%	$150,826	$154,924	–2.6%

Consolidated Net Unearned Premium Amortization and Estimated Future Installment Premiums**

As of September 30, 2006

($ Millions)

	Ending Net Unearned Premiums	Unearned Premium Amortization	Future Installments	Total Premium Earnings
2006	$629.6	$36.4	$8.6	$45.0
2007	558.0	71.6	78.3	149.9
2008	499.0	59.0	62.8	121.8
2009	450.8	48.2	54.1	102.3
2010	409.4	41.4	41.8	83.2

2006 – 2010	409.4	256.6	245.6	502.2
2011 – 2015	239.6	169.8	102.9	272.7
2016 – 2020	121.7	117.9	30.7	148.6
2021 – 2025	48.4	73.3	19.1	92.4
After 2025	—	48.4	25.3	73.7

Total	—	$666.0	$423.6	$1,089.6

*	See Consolidated Explanatory Notes on page 16.
**	This table depicts the expected amortization of the unearned premium for the existing financial guaranty portfolio, assuming no advance refundings as of September 30, 2006. Expected maturities will differ from contractual maturities because borrowers have the right to call or repay financial guaranty obligations. Unearned premium amounts are net of prepaid reinsurance.

Radian Asset Assurance Inc.

Consolidated Selected Loss Information*

($ Thousands)

Components of Claims Paid and Incurred Losses and Loss Adjustment Expenses

	Quarter ended		Nine months ended
	September 30 2006	September 30 2005	September 30 2006	September 30 2005
Claims Paid
Trade Credit	$4,485	$3,454	$12,301	$13,101
Financial Guaranty	320	(201)	6,817	11,284
Conseco Finance Corp	3,505	7,443	12,250	23,393

Total	$8,310	$10,696	$31,368	$47,778

Incurred Losses and Loss Adjustment Expenses
Trade Credit	$(401)	$6,684	$6,092	$13,738
Financial Guaranty	3,952	3,770	12,860	11,632
Conseco Finance Corp	—	—	(1,282)	—

Total	$3,551	$10,454	$17,670	$25,370

Net (recoveries) payments under derivative contracts	$(1,136)	$(1,799)	$64,277	$(6,175)

Components of Losses and Loss Adjustment Expense Reserves

	September 30 2006	December 31 2005
Financial Guaranty
Case	$44,207	$53,928
Allocated non-specific	23,485	27,750
Unallocated non-specific	61,062	54,878

	128,754	136,556

Trade Credit and Other
Case	20,620	19,051
IBNR	24,923	30,818

	45,543	49,869

Total	$174,297	$186,425

*	See Consolidated Explanatory Notes on page 16.

Radian Asset Assurance Inc.

Consolidated Selected Derivative Information*

($ Millions)

Balance Sheet Information

	September 30 2006	December 31 2005
Notional value	$38,154.1	$22,724.8

Gross unrealized gains	$114.3	$95.5
Gross unrealized losses	36.2	72.1

Net gains	$78.1	$23.4

Income Statement Information

	Quarter ended		Nine months ended
	September 30 2006	September 30 2005	September 30 2006	September 30 2005
(Losses) gains on trading securities	$(1.3)	$3.3	$0.7	$1.0
Net unrealized gains (losses) recorded on derivatives	5.2	38.4	(9.6)	38.4

Change in fair value of derivative instruments	$3.9	$41.7	$(8.9)	$39.4

Net Unrealized Gains and (Losses)

	September 30 2006	December 31 2005
Balance at January 1	$23.4	$25.3

Net unrealized (losses) gains recorded	(9.6)	5.7
Settlements of derivatives contracts:
Defaults
Recoveries	(3.8)	(7.7)
Payments	68.1	0.1
Early termination receipts	—	—

Balance at end of period	$78.1	$23.4

*	See Consolidated Explanatory Notes on page 16.

Radian Asset Assurance Inc.

Consolidated Investment Portfolio Highlights*

($ Millions)

Asset Quality**	Book Value (09/30/2006)	Percent of Book Value	Book Value (12/31/2005)	Percent of Book Value
AAA	$1,504.5	67.0%	$1,422.0	67.3%
AA	414.8	18.5%	397.0	18.8%
A	175.7	7.8%	169.9	8.0%
BBB	136.4	6.1%	116.8	5.5%
BIG	3.5	0.2%	—	0.0%
NR	6.1	0.3%	6.5	0.3%
Other	1.2	0.1%	1.5	0.1%

Total	$2,242.2	100.0%	$2,113.7	100.0%

Asset Class	Book Value (09/30/2006)	Percent of Book Value	Book Value (12/31/2005)	Percent of Book Value
Municipal Bonds	$1,668.3	74.4%	$1,537.0	72.7%
Taxable Bonds	337.8	15.1%	366.3	17.3%
Convertible Bonds	113.1	5.0%	107.5	5.1%
Short-Term	91.3	4.1%	70.5	3.4%
Other	31.7	1.4%	32.4	1.5%

Total	$2,242.2	100.0%	$2,113.7	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Average duration of 5.8 years at 09/30/2006 and 12/31/2005.

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Consolidated Gross Par Originated

	Quarter ended
	September 30 2006			September 30 2005
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$526	$2,057	$2,583	$830	$2,555	$3,385
Structured Finance	5,085	534	5,619	5,162	193	5,355

Total	$5,611	$2,591	$8,202	$5,992	$2,748	$8,740

	Nine months ended
	September 30 2006			September 30 2005
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$1,856	$4,942	$6,798	$1,769	$4,570	$6,339
Structured Finance	16,996	1,298	18,294	8,875	1,162	10,037

Total	$18,852	$6,240	$25,092	$10,644	$5,732	$16,376

Sector Breakout

Public Finance	Net Par Outstanding (09/30/2006)	Percent of total Net Par	Net Par Outstanding (12/31/2005)	Percent of total Net Par
General Obligations	$16,163	16.8%	$15,160	19.8%
Healthcare	10,144	10.5%	8,727	11.4%
Utilities	5,962	6.2%	5,686	7.4%
Transportation	5,140	5.4%	4,739	6.2%
Tax Backed	4,948	5.2%	4,540	5.9%
Education	3,913	4.1%	3,513	4.6%
Investor-Owned Utilities	2,459	2.6%	1,690	2.2%
Long Term Care	1,482	1.5%	1,292	1.7%
Housing	734	0.8%	618	0.8%
Second-To-Pay Municipal Wrap	20	0.0%	427	0.6%
Other Public Finance	783	0.8%	851	1.1%

Subtotal Public Finance	$51,748	53.9%	$47,243	61.7%

Structured Finance	Net Par Outstanding (09/30/2006)	Percent of total Net Par	Net Par Outstanding (12/31/2005)	Percent of total Net Par
Collateralized Debt Obligations	$37,883	39.5%	$22,736	29.7%
Asset Backed - Consumer	2,045	2.1%	1,714	2.2%
Asset Backed - Commercial and Other	1,550	1.6%	1,784	2.3%
Asset Backed - Mortgage and MBS	1,127	1.2%	1,287	1.7%
Other Structured Finance	1,626	1.7%	1,810	2.4%
Subtotal Structured Finance	44,231	46.1%	29,331	38.3%

Total	$95,979	100.0%	$76,574	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Reflects one quarter lag

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Rating Distribution**

Rating**	Net Par Outstanding (09/30/2006)	Percent of total Net Par	Net Par Outstanding (12/31/2005)	Percent of total Net Par
Public Finance
AAA	$1,578	1.6%	$1,380	1.8%
AA	15,725	16.4%	13,664	17.8%
A	18,001	18.8%	18,036	23.6%
BBB	14,991	15.6%	12,922	16.9%
Below Investment Grade	1,150	1.2%	902	1.2%
Not Rated	303	0.3%	339	0.4%

Subtotal Public Finance	$51,748	53.9%	$47,243	61.7%

Structured Finance
AAA	$36,100	37.7%	$21,155	27.6%
AA	2,407	2.5%	2,727	3.6%
A	1,483	1.5%	1,288	1.7%
BBB	2,674	2.8%	3,012	3.9%
Below Investment Grade	186	0.2%	552	0.7%
Not Rated	1,381	1.4%	597	0.8%

Subtotal Structured Finance	$44,231	46.1%	$29,331	38.3%

Total
AAA	$37,678	39.3%	$22,535	29.4%
AA	18,132	18.9%	16,391	21.4%
A	19,484	20.3%	19,324	25.3%
BBB	17,665	18.4%	15,934	20.8%
Below Investment Grade	1,336	1.4%	1,454	1.9%
Not Rated	1,684	1.7%	936	1.2%

Total	$95,979	100.0%	$76,574	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Geographic Diversification

State	Net Par Outstanding (09/30/2006)	Percent of total Net Par	Net Par Outstanding (12/31/2005)	Percent of total Net Par
Domestic public finance
California	$5,854	6.1%	$5,182	6.8%
New York	5,048	5.3%	4,835	6.3%
Texas	3,887	4.0%	3,625	4.7%
Florida	2,926	3.0%	2,681	3.5%
Pennsylvania	2,898	3.0%	2,907	3.8%
Illinois	2,874	3.0%	2,654	3.5%
Massachusetts	2,254	2.3%	2,178	2.8%
New Jersey	2,236	2.3%	1,994	2.6%
Washington	1,542	1.6%	1,549	2.0%
Colorado	1,349	1.4%	1,165	1.5%
Top ten states – domestic public finance subtotal	30,868	32.0%	28,770	37.5%
Total of other states – domestic public finance	18,008	18.8%	16,960	22.2%
Total domestic public finance	48,876	50.8%	45,730	59.7%
Domestic structured finance	34,448	36.0%	24,595	32.1%
International public and structured finance	12,655	13.2%	6,249	8.2%

Total	$95,979	100.0%	$76,574	100.0%

*	See Consolidated Explanatory Notes on page 16.

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

25 Largest Public Finance Exposures

Obligor	Net Par Outstanding (09/30/2006)	Percent of total Net Par	Rating **
New York, NY - G.O.	$747	0.8%	AA-
Port Authority of New York & New Jersey	553	0.6%	AA-
Chicago, IL - G.O.	464	0.5%	AA-
California - G.O.	439	0.5%	A+
Massachusetts - G.O.	334	0.3%	AAA
Metropolitan Transportation Authority, NY	319	0.3%	A
New Jersey Economic Development Authority School Facilities	314	0.3%	AA-
New York City Municipal Water Finance, NY	309	0.3%	AA+
New Jersey Transportation Trust Fund Authority	295	0.3%	AA-
Long Island Power Authority, NY	283	0.3%	A-
Illinois Toll Highway Authority	276	0.3%	AA-
Jefferson County, AL - Sewer Revenue	273	0.3%	A
Illinois - G.O.	262	0.3%	AA
Massachusetts School Building Authority	257	0.3%	AA
Washington - G.O.	252	0.3%	Aa1
New Jersey Turnpike Authority	249	0.3%	A
Los Angeles Unified School District, CA	247	0.3%	AA-
Houston Airport System, TX	244	0.3%	A
California Economic Recovery Bonds	235	0.2%	AA-
New York State Thruway Authority	231	0.2%	AA-
Puerto Rico Highway & Transporation Authority	228	0.2%	BBB+
Puerto Rico - G.O.	222	0.2%	BBB
San Francisco International Airport, CA	209	0.2%	A1
Dallas Fort Worth International Airport, TX	206	0.2%	A+
Massachusetts Water Resources Authority	193	0.2%	Aa2

Total	$7,641	8.0%

Largest Structured Finance Exposures

Radian’s largest Structured Finance exposures consist of the following:

•	One $600 million transaction representing a Static Synthetic Investment Grade Corporate CDO rated AAA.

•	One $520 million transaction representing a Managed Synthetic Investment Grade Asset-Backed CDO rated AAA.

•	Nineteen transactions ($450 million each) representing Static Synthetic Investment Grade Corporate CDO’s rated AAA.

•	One $450 million transaction representing a Second-to-Pay CDO rated AAA.

•	Two transactions ($446.4 million each) representing Static Synthetic Investment Grade Corporate CDO’s rated AAA.

•	One $442 million transaction representing a Static Synthetic Investment Grade Corporate CDO rated AAA.

These 25 transactions combine to total $11.45 billion, or 11.9% of Radian’s Net Par Outstanding as of September 30, 2006.

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Below Investment Grade Exposure by Sector

Sector	Net Par Outstanding (09/30/2006)	Percent of total Net Par
Public Finance
General Obligations	$699	0.7%
Tax Backed	95	0.1%
Healthcare	91	0.1%
Education	81	0.1%
Long Term Care	57	0.1%
Utilities	57	0.1%
Housing	23	0.0%
Transportation	3	0.0%
Other Public Finance	43	0.0%

Subtotal Public Finance	1,149	1.2%

Structured Finance
Asset Backed - Consumer	108	0.1%
Collateralized Debt Obligations	69	0.1%
Asset Backed - Commercial and Other	10	0.0%
Subtotal Structured Finance	187	0.2%

Total	$1,336	1.4%

10 Largest Health Care Exposures

Obligor	Net Par Outstanding (09/30/2006)	Percent of total Net Par	Rating **
Bon Secours Health System Inc	$123	0.1%	A-
Medlantic Helix Parent	119	0.1%	Baa1
Kaiser Permanente	109	0.1%	A+
Capital Hospitals PLC	106	0.1%	BBB-
Methodist Hospital	105	0.1%	AA
Adventist Health System	104	0.1%	A+
Consort Healthcare Limited	100	0.1%	BBB-
Ascension Health	98	0.1%	AA
Catholic Healthcare West	97	0.1%	A-
Sutter Health	86	0.1%	AA-

Total	$1,047	1.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Net Debt Service Amortization

	Scheduled Net Debt Service Amortization as of 09/30/2006	Ending Net Debt Service Outstanding
2006	$1,749	$131,395
2007	7,883	123,512
2008	6,587	116,925
2009	8,704	108,221
2010	9,239	98,982
2011-2015	42,659	56,323
2016-2020	20,072	36,251
2021-2025	15,191	21,060
After 2025	21,060	—

Total	$133,144

*	See Consolidated Explanatory Notes on page 16.

Radian Asset Assurance Inc.

Consolidated CDO Exposure* ($ Millions)

Total CDO Exposure

	Net Par Outstanding (09/30/2006)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2005)	Percent of Total CDO Net Par
Direct	$36,764	97.0%	$21,442	94.3%
Assumed	1,119	3.0%	1,294	5.7%

Total	$37,883	100.0%	$22,736	100.0%

Total CDO Portfolio Rating Distribution**

	Net Par Outstanding (09/30/2006)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2005)	Percent of Total CDO Net Par
AAA	$33,905	89.5%	$18,267	80.3%
AA	2,263	6.0%	2,470	10.9%
A	502	1.3%	604	2.7%
BBB	555	1.5%	982	4.3%
Below Investment Grade	69	0.2%	413	1.8%
Not Rated	589	1.5%	—	0.0%

Total	$37,883	100.0%	$22,736	100.0%

Direct CDO Underlying Asset Types

	Direct CDO Net Par Outstanding (09/30/2006)	Percent of Direct CDO Net Par	Direct CDO Net Par Outstanding (12/31/2005)	Percent of Direct CDO Net Par
Corporates	$34,847	94.8%	$20,019	93.4%
Other	1,917	5.2%	1,423	6.6%

Total	$36,764	100.0%	$21,442	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

1. The accompanying unaudited GAAP financial information includes the accounts of Radian, Radian Asset Assurance Limited, Radian Financial Products Limited, Van-American Companies, Inc. and Asset Recovery Solutions.

These unaudited consolidated financial statements do not include all of the information and disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto, including the Report of Independent Registered Public Accounting Firm for Radian for the year ended December 31, 2005, as filed in accordance with 15c2-12 of the Securities Exchange Act of 1934.

2. In May 2004, Moody’s provided Radian with an initial insurance financial strength rating of Aa3. Prior to the merger of Radian Reinsurance Inc. (Radian Reinsurance) with and into Radian, Moody’s downgraded the insurance financial strength rating of Radian Reinsurance from Aa2 to Aa3. As a result of this downgrade, two of the primary insurer customers had the right to recapture previously written business ceded to Radian Reinsurance. One of these customers agreed, without cost to or concessions by Radian, to waive its recapture rights. Effective February 28, 2005, the remaining primary insurer customer with recapture rights recaptured approximately $7.4 billion of par in-force that it had ceded to Radian Reinsurance, including $54.7 million of premiums written through the recapture date, $4.5 million of which already had been treated as earned under GAAP and was required to be recorded as an immediate reduction of earned premium at the time of recapture. Also, in connection with the recapture in the first quarter of 2005, Radian was reimbursed for policy acquisition costs of approximately $17.1 million for which the carrying value under GAAP was $18.8 million. This required Radian to write-off policy acquisition costs of $1.7 million. The aggregate result of the recapture was a reduction in pre-tax income of $6.2 million. In March 2005, without cost to or concessions by Radian, this customer waived its remaining right to recapture an additional $5.2 billion of par in force that it had ceded to Radian through December 31, 2004.

3. During June, 2006 Standard & Poor’s affirmed the AA insurance financial strength rating of Radian, and revised upward its outlook to stable.

4. For the quarter ended September 30, 2006, the change in fair value of derivatives was $3.9 million as compared to $41.6 million for the same period in 2005. The period over period decrease is primarily due to the tightening of credit spreads in the 2005 period. The results for the year to date period of 2006 included a loss of $17.2 million on a credit that was settled in March 2006. The year to date 2005 gain was due to the tightening of credit spreads mainly in the third quarter.

5. At September 30, 2006, the mark to market on credit derivatives was $78.1 million compared to a mark to market of $23.4 million at December 31, 2005. The increase in the mark was primarily due to Radian paying $68.0 million to a counterparty in March 2006 in consideration for the termination of one credit.

Safe Harbor Statement

All statements made in this document that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, or changes or volatility in interest rates; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by our insurance; the loss of a customer with whom we have a concentration of our insurance in force; increased severity or frequency of losses associated with certain of our products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of our mortgage insurance policies; downgrades of, or other ratings actions with respect to, our credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to our operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumers lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted including legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of our mortgage insurance policies; vulnerability to the performance of our strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities. For more information regarding these risks and uncertainties as well as certain additional risks faced by us, please refer to the risk factors detailed in Item 1A of Part I of Radian Group Inc.’s annual report on Form 10-K for the year ended December 31, 2005 and the material changes to these risks set forth in Item 1A of Part II of Radian Group Inc.’s quarterly report on Form 10-Q for the quarter ended June 30, 2006. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which this information was publicly released. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.